CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME [Abstract]
Net (Loss) Income	$ (204,969)	$ (4,456)	$ 114,627
Other Comprehensive Loss Current Period
Translation Differences	110	29	(326)
Unrealized (Loss) Gain on Defined benefit plan	(260)	(94)	192
Total Other Comprehensive Income	(150)	(65)	(134)
Total Comprehensive (Loss) Income	$ (205,119)	$ (4,521)	$ 114,493